Other Income	3 Months Ended	12 Months Ended
	Jul. 31, 2023	Apr. 30, 2023
Other Income [Abstract]
Other income

17. Other income

For the three months ended July 31, 2023, other income mainly consists of $0.38 million employee retention credit (“ERC”) received (after net-off with investment loss of $28,456). The ERC is a tax credit for businesses that continued to pay employees while shut down due to the COVID-19 pandemic or had significant declines in gross receipts from March 13, 2020 to December 31, 2021.

16. Other income

For the year ended April 30, 2023, other income mainly consists of $1.88 million employee retention credit (“ERC”) received. The ERC is a tax credit for businesses that continued to pay employees while shut down due to the COVID-19 pandemic or had significant declines in gross receipts from March 13, 2020 to December 31, 2021.